UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Enhanced Global Bond Fund

Contents
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
32 Statement of Assets and Liabilities
34 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
40 Notes to Financial Statements
55 Report of Independent Registered Public Accounting Firm
56 Information About Your Fund's Expenses
57 Tax Information
58 Investment Management Agreement Approval
63 Summary of Management Fee Evaluation by Independent Fee Consultant
67 Board Members and Officers
72 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund's currency overlay strategy is dependent on the effectiveness and implementation of portfolio management's proprietary models. As part of its currency strategy, the fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

DWS Enhanced Global Bond Fund returned 4.41% during the 12-month period ended October 31, 2012, outperforming the 3.54% return of the benchmark, the Barclays Global Aggregate Bond Index.

Investment Strategy
Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit.
In addition to the fund's main investment strategy, we seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging-market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities).

The global bond markets performed very well during the past year, thanks to a nearly ideal environment of slow economic growth, tame headline inflation, improving investor risk appetites and the continued low-rate policies of the world's major central banks. In the United States, the U.S. Federal Reserve Board (the Fed) maintained its stimulative policies known as "Operation Twist" (selling short-term bonds and buying long-term bonds to drive down yields on the latter) and "quantitative easing" (buying Treasuries and mortgage-backed securities to push down long-term rates and stimulate the economy). At the same time, the Fed pledged to keep short-term rates near zero through 2015. In Europe, meanwhile, policy makers took definitive steps to address the region's crisis, highlighted by European Central Bank (ECB) President Mario Draghi's statement that the ECB would do "whatever it takes" to hold the Eurozone together.

Together, these policies contributed to declining yields — and rising prices — for U.S. Treasuries. The 10-year note closed the annual period at 1.72%, vs. 2.17% a year earlier. Similarly, government bonds in other large developed nations produced only modest gains. The low yields on U.S. Treasuries and the key major global bond markets, such as Germany and the United Kingdom, boosted other market segments as investors sought the higher income available in the non-Treasury "spread sectors." Mortgage-backed securities and investment-grade corporate bonds produced significant gains, and high-yield and emerging-market bonds rewarded investors with double-digit returns.

Fund Performance

Our team took over the fund's management duties on June 26, 2012, so the fund's 12-month performance incorporates the results of two management teams.

From November 1, 2011 through June 26, 2012, the primary positive factors contributing to the fund's performance were the fund's allocations to Venezuela, mortgage-backed securities and corporate bonds, particularly those issued by companies in the financial sector. The primary detractors during this time were the fund's positions in Argentina, German bunds and corporate bonds issued by companies in the industrial sector.

Since we took over the fund, the largest contributors have been our positions in commercial mortgage-backed securities, corporate bonds and the emerging markets. The fund's currency overlay strategy — which seeks to take advantage of the difference between higher- and lower-yielding currencies — detracted slightly as did our positions in European government bonds.

Outlook and Positioning

We seek to invest in the "best ideas" of the DWS bond research team. We manage the portfolio actively, as we will invest anywhere in the global markets to capture value.

This approach has led us to take a 22% position in domestic corporate bonds at the end of the reporting period. We are very opportunistic in this segment of the portfolio, as we actively shift our holdings to capture value in certain segments of the market. For instance, we have been actively moving out bonds issued by companies in the financial sector, which have become less attractive in value, towards the industrials sector, which offers better yields. We also held a modest 10% position in high-yield bonds as of the end of the reporting period, with a focus on higher-rated bonds within the asset class. Overall, we employed a cautious approach within the fund's investment-grade corporate and high-yield segments. While we continued to like the underlying fundamentals and supply-and-demand dynamics in these markets as of the close of the period, yields have fallen so far that the asset classes offer less value than they did a year ago.

Nearly 30% of the fund's assets were invested in mortgage-backed securities (MBS). We believed the underlying credit quality of many securities was higher than the rating agencies were giving them credit for, a disconnect that we viewed as a value opportunity. In addition, we believed the asset class was supported by an improving housing market and the Fed's September announcement that it would be buying mortgage-backed securities as part of its quantitative easing program.

"We believe our ability to invest throughout the full range of global fixed-income securities is useful at a time in which global central banks are likely to keep short-term interest rates at ultra low levels."

Within our developed-market international allocation (18% of assets), we emphasized the government bonds of larger, lower-risk countries rather than seeking the higher yields in smaller, riskier economies such as Italy or Spain. Given the continued challenges stemming from the debt crisis in Europe and general sluggishness of global growth trends, we favored relative safety over yield. We also held an 9% position in U.S. Treasuries as a "hedge" against potential financial-market disruptions stemming from U.S. political headlines or a revival of the European debt crisis.

We invested 12% of the fund in emerging-markets bonds as of the end of the reporting period. Although the emerging markets have performed very well in the past year, we continued to find opportunity in the asset class given that governments and corporations in this market segment both continued to feature strong underlying fundamentals. Most sovereign issuers are now rated investment grade, which indicates that country-specific risks are lower today than in the past. The rise of the corporate bond market in emerging nations has also added depth to the asset class by providing investors with a wider range of options.

We expect that the investment backdrop will remain much the same in the months ahead as it has in the past year, with the Fed's low-rate policy continuing to provide support for the non-Treasury spread sectors by fueling demand for higher-yielding investments. At the same time, shifting investor risk appetites and news flows out of Europe will inevitably influence short-term market performance. However, we believe volatility may be beneficial, as it provides us with greater latitude to take advantage of market dislocations through our relative-value style.

We believe our ability to invest throughout the full range of global fixed-income securities is useful at a time in which global central banks are likely to keep short-term interest rates at ultra low levels.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 19 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• Head of US High Yield Bonds: New York.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Ohn Choe, CFA, Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset Management in 2005.

• BS, Georgetown University

Kumar Vemuri, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Portfolio Manager for Specialty Fixed Income: New York.

• Joined Deutsche Asset Management in 2009 after 12 years experience at Bell Labs Innovations, Alcatel-Lucent, TCS-BNR Labs, and Larsen & Toubro Ltd.

• MBA, MIT Sloan School of Management, MS, University of Cincinnati; BEng University of Bombay, India.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Spread sectors include all non-U.S. Treasury, investment-grade sectors including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

The Eurozone represents the European Union countries that have adopted the euro as their national currency.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Yield (or current yield) is the income generated by an investment divided by its current price.

Investment-grade refers to the credit quality rating given to municipal bonds, corporate bonds and mortgage-backed securities. It indicates that it has a relatively low risk of default. Bond rating firms such as Standard & Poor's use different designations consisting of upper- and lower-case letters to identify a bond's credit quality rating with AAA and AA the highest credit quality rating, A and BBB the medium credit quality or investment-grade rating and BB or below a low credit quality rating.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.41%	2.57%	4.84%	5.18%
Class B	3.58%	1.74%	4.03%	4.34%
Class C	3.74%	1.85%	4.09%	4.37%
Barclays Global Aggregate Bond Index†	3.54%	4.82%	5.85%	6.46%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	-0.29%	1.01%	3.88%	4.69%
Class B (max 4.00% CDSC)	0.58%	1.10%	3.86%	4.34%
Class C (max 1.00% CDSC)	3.74%	1.85%	4.09%	4.37%
Barclays Global Aggregate Bond Index†	3.54%	4.82%	5.85%	6.46%
No Sales Charges
Class S	4.81%	2.86%	5.15%	5.47%
Barclays Global Aggregate Bond Index†	3.54%	4.82%	5.85%	6.46%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.12%, 1.91%, 1.86% and 0.84% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

† Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 10/31/12	$10.42	$10.43	$10.42	$10.42
10/31/11	$10.19	$10.20	$10.19	$10.18
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.21	$.13	$.14	$.24
October Income Dividend	$.0172	$.0105	$.0107	$.0198
SEC 30-day Yield as of 10/31/12††	0.90%	0.20%	0.20%	1.19%
Current Annualized Distribution Rate as of 10/31/12††	1.98%	1.21%	1.23%	2.28%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 0.86%, 0.14%, 0.16% and 1.17% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.94%,1.15%, 1.19% and 2.26% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — World Bond Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	215	of	308	70
3-Year	228	of	247	92
5-Year	122	of	179	68
10-Year	101	of	127	79
Class B 1-Year	246	of	308	80
3-Year	241	of	247	97
5-Year	156	of	179	87
10-Year	116	of	127	91
Class C 1-Year	237	of	308	77
3-Year	240	of	247	97
5-Year	152	of	179	84
10-Year	115	of	127	90
Class S 1-Year	203	of	308	66
3-Year	226	of	247	91
5-Year	110	of	179	61
10-Year	97	of	127	76

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
		Principal Amount ($)(a)	Value ($)

Bonds 93.1%
Argentina 0.1%
Republic of Argentina, 7.0%, 10/3/2015 (Cost $226,347)		250,000	206,139
Australia 0.3%
FMG Resources August 2006 Pty Ltd., 144A, 6.0%, 4/1/2017 (Cost $441,100)		440,000	422,400
Austria 1.6%
Republic of Austria, 144A, 4.0%, 9/15/2016 (Cost $2,264,822)	EUR	1,740,000	2,551,466
Bermuda 0.5%
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	110,500
Digicel Ltd., 144A, 8.25%, 9/1/2017		230,000	247,250
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	15,488
Weatherford International Ltd., 5.125%, 9/15/2020		385,000	428,606
(Cost $757,869)			801,844
Brazil 1.0%
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		250,000	271,250
Globo Comunicacao e Participacoes SA, 144A, 4.875%, 4/11/2022		500,000	548,750
Itau Unibanco Holding SA, 144A, 5.65%, 3/19/2022		500,000	528,750
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		200,000	199,796
(Cost $1,521,015)			1,548,546
Canada 4.5%
Bombardier, Inc., 144A, 5.75%, 3/15/2022		195,000	205,481
Cenovus Energy, Inc., 3.0%, 8/15/2022		280,000	289,952
Encana Corp., 5.15%, 11/15/2041		170,000	186,225
Government of Canada:
4.25%, 6/1/2018	CAD	2,000,000	2,306,924
5.0%, 6/1/2014	CAD	1,990,000	2,114,830
Series WL43, 5.75%, 6/1/2029	CAD	590,000	877,099
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		20,000	19,950
MEG Energy Corp., 144A, 6.375%, 1/30/2023		40,000	42,800
Novelis, Inc., 8.75%, 12/15/2020		310,000	341,775
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		15,000	15,300
Teck Resources Ltd., 3.0%, 3/1/2019		380,000	386,598
Xstrata Finance Canada Ltd., 144A, 4.0%, 10/25/2022		350,000	351,542
(Cost $6,008,243)			7,138,476
Cayman Islands 0.9%
Grupo Aval Ltd., 144A, 4.75%, 9/26/2022		250,000	250,000
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		250,000	288,125
Odebrecht Finance Ltd., 144A, 7.125%, 6/26/2042		250,000	289,375
Offshore Group Investment Ltd., 144A, 7.5%, 11/1/2019		45,000	44,325
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018		20,000	20,100
Transocean, Inc., 3.8%, 10/15/2022		370,000	378,416
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		150,000	160,500
(Cost $1,416,063)			1,430,841
Chile 0.3%
Corporacion Nacional del Cobre de Chile, 144A, 3.0%, 7/17/2022 (Cost $506,575)		500,000	504,779
Colombia 0.3%
Bancolombia SA, 5.125%, 9/11/2022 (Cost $497,105)		500,000	522,500
Croatia 0.4%
Republic of Croatia, REG S, 6.75%, 11/5/2019 (Cost $484,581)		500,000	573,750
France 4.0%
BNP Paribas SA, 2.375%, 9/14/2017		490,000	493,592
GDF Suez, 144A, 2.875%, 10/10/2022		600,000	602,496
Government of France, 4.25%, 10/25/2023	EUR	3,480,000	5,322,959
(Cost $5,742,985)			6,419,047
Germany 2.1%
Federal Republic of Germany:
Series 09, 3.25%, 1/4/2020	EUR	1,000,000	1,499,580
Series 08, 4.75%, 7/4/2040	EUR	750,000	1,464,176
Unitymedia Hessen GmbH & Co., KG:
144A, 7.5%, 3/15/2019	EUR	125,000	177,411
144A, 8.125%, 12/1/2017		100,000	108,000
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	50,000	72,260
(Cost $2,920,970)			3,321,427
Hungary 0.4%
Republic of Hungary, 7.625%, 3/29/2041 (Cost $541,750)		500,000	594,000
Indonesia 0.3%
Republic of Indonesia:
144A, 4.875%, 5/5/2021		250,000	285,000
REG S, 4.875%, 5/5/2021		250,000	285,000
(Cost $546,500)			570,000
Italy 2.9%
Buoni Poliennali Del Tesoro:
5.0%, 3/1/2022	EUR	2,500,000	3,308,616
6.0%, 5/1/2031	EUR	450,000	614,169
6.5%, 11/1/2027	EUR	460,000	664,702
(Cost $4,263,059)			4,587,487
Japan 0.5%
Mizuho Corporate Bank Ltd., 144A, 2.95%, 10/17/2022 (Cost $857,489)		860,000	857,564
Kazakhstan 0.4%
Development Bank of Kazakhstan JSC, 6.5%, 6/3/2020		500,000	550,000
KazMunayGas National Co., Series 1, REG S, 8.375%, 7/2/2013		170,000	177,024
(Cost $720,266)			727,024
Korea 0.3%
Korea Gas Corp., 144A, 2.25%, 7/25/2017 (Cost $501,350)		500,000	503,684
Luxembourg 0.8%
ArcelorMittal, 6.125%, 6/1/2018		500,000	498,343
Evraz Group SA, 144A, 7.4%, 4/24/2017		250,000	259,450
Intelsat Jackson Holdings SA, 7.5%, 4/1/2021		285,000	305,662
Intelsat Luxembourg SA, 11.25%, 2/4/2017		175,000	183,750
(Cost $1,275,607)			1,247,205
Marshall Islands 0.0%
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017 (Cost $20,400)		20,000	20,500
Mexico 0.9%
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		500,000	566,250
Petroleos Mexicanos, 144A, 5.5%, 6/27/2044		750,000	817,500
(Cost $1,366,550)			1,383,750
Netherlands 4.3%
Government of Netherlands, 144A, 4.5%, 7/15/2017	EUR	3,570,000	5,432,905
ING Bank NV, 144A, 2.0%, 9/25/2015		875,000	882,116
Kazakhstan Temir Zholy Finance BV, 144A, 6.95%, 7/10/2042		250,000	305,135
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		215,000	237,306
(Cost $6,573,741)			6,857,462
Panama 0.5%
Republic of Panama:
5.2%, 1/30/2020		500,000	605,000
6.7%, 1/26/2036		120,000	170,820
(Cost $672,502)			775,820
Poland 0.3%
Republic of Poland, 3.0%, 3/17/2023 (Cost $486,366)		500,000	492,790
Portugal 0.3%
Portugal Obrigacoes do Tesouro, 4.35%, 10/16/2017 (Cost $642,971)	EUR	440,000	525,014
Russia 0.3%
Russian Federation, REG S, 5.0%, 4/29/2020 (Cost $409,500)		400,000	463,000
Serbia 0.3%
Republic of Serbia, REG S, 6.75%, 11/1/2024 (Cost $429,917)		437,500	433,125
Sweden 0.2%
Nordea Bank AB, 144A, 4.25%, 9/21/2022 (Cost $372,615)		375,000	378,150
Thailand 0.2%
Bangkok Bank PCL, 144A, 3.875%, 9/27/2022 (Cost $248,442)		250,000	253,881
Turkey 0.7%
Akbank TAS, 144A, 5.0%, 10/24/2022		250,000	254,237
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	242,500
Export Credit Bank of Turkey, 144A, 5.875%, 4/24/2019		250,000	273,500
Republic of Turkey, 6.0%, 1/14/2041		250,000	293,750
(Cost $1,036,255)			1,063,987
Ukraine 0.1%
Ukraine Government International Bond, 144A, 6.58%, 11/21/2016 (Cost $223,297)		250,000	247,390
United Arab Emirates 0.2%
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015 (Cost $282,500)		250,000	283,438
United Kingdom 5.1%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		500,000	509,722
Aviva PLC, 5.7%, 12/31/2049	EUR	450,000	542,438
RBS Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022		365,000	366,874
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		860,000	913,088
United Kingdom Treasury Bonds:
4.75%, 12/7/2038	GBP	1,000,000	2,131,214
5.0%, 3/7/2025	GBP	1,765,000	3,757,491
(Cost $7,462,166)			8,220,827
United States 57.8%
Accuride Corp., 9.5%, 8/1/2018		10,000	9,863
ADT Corp., 144A, 3.5%, 7/15/2022		455,000	463,010
AES Corp., 8.0%, 10/15/2017		25,000	28,594
Agilent Technologies, Inc., 3.2%, 10/1/2022		200,000	202,892
Ally Financial, Inc., 6.25%, 12/1/2017		180,000	197,684
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		15,000	15,131
AMC Entertainment, Inc., 8.75%, 6/1/2019		130,000	143,650
American International Group, Inc., 4.875%, 6/1/2022		200,000	225,564
Amgen, Inc., 5.15%, 11/15/2041		500,000	576,108
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 1.964%*, 11/15/2015		1,567,901	1,564,632
Bank of America Corp., 5.75%, 12/1/2017		200,000	231,658
BE Aerospace, Inc., 6.875%, 10/1/2020		60,000	66,600
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.716%*, 6/11/2040		220,000	261,883
Belden, Inc., 144A, 5.5%, 9/1/2022		30,000	30,525
Biomet, Inc.:
144A, 6.5%, 8/1/2020		25,000	25,813
144A, 6.5%, 10/1/2020		5,000	4,863
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK) (b)		40,000	40,000
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		250,000	281,250
BreitBurn Energy Partners LP, 144A, 7.875%, 4/15/2022		15,000	15,525
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016		184,000	198,020
Cablevision Systems Corp., 8.625%, 9/15/2017		90,000	105,075
Caesar's Entertainment Operating Co., Inc., 144A, 8.5%, 2/15/2020		215,000	211,237
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		355,000	438,294
Calpine Corp., 144A, 7.5%, 2/15/2021		270,000	293,625
CCO Holdings LLC, 6.5%, 4/30/2021		320,000	340,000
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		20,000	19,725
CDW LLC, 8.5%, 4/1/2019		185,000	197,487
Cequel Communications Escrow 1 LLC, 144A, 6.375%, 9/15/2020		10,000	10,125
Chevron Corp., 3.95%, 3/3/2014		1,250,000	1,308,785
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		245,000	263,375
8.75%, 3/15/2018		110,000	111,100
CIT Group, Inc., 4.25%, 8/15/2017		315,000	323,129
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.964%*, 8/15/2018		1,600,000	1,670,784
Citigroup/Deutsche Bank Commercial Mortgage Trust, "AM", Series 2007-CD5, 6.122%*, 11/15/2044		180,000	205,883
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020		85,000	80,963
CNA Financial Corp., 5.75%, 8/15/2021		771,000	908,361
Commercial Mortgage Trust, "AM", Series 2007-C9, 5.65%, 12/10/2049		80,000	89,389
Community Health Systems, Inc., 7.125%, 7/15/2020		145,000	153,337
ConAgra Foods, Inc., 3.25%, 9/15/2022		235,000	240,260
Continental Resources, Inc., 144A, 5.0%, 9/15/2022		10,000	10,550
Credit Suisse Mortgage Capital Certificates, "A3", Series 2006-C3, 5.805%*, 6/15/2038		1,040,000	1,195,507
Cricket Communications, Inc., 7.75%, 10/15/2020		220,000	226,875
Crown Castle International Corp., 144A, 5.25%, 1/15/2023		10,000	10,350
CSX Corp., 6.15%, 5/1/2037		300,000	390,928
CVS Caremark Corp., 5.75%, 5/15/2041		215,000	278,494
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		410,000	536,208
Del Monte Corp., 7.625%, 2/15/2019		30,000	30,825
DIRECTV Holdings LLC, 2.4%, 3/15/2017		920,000	947,929
DISH DBS Corp., 7.875%, 9/1/2019		105,000	123,112
Dow Chemical Co., 5.25%, 11/15/2041		400,000	457,504
DTE Energy Co., 7.625%, 5/15/2014		167,000	184,178
E*TRADE Financial Corp., 6.75%, 6/1/2016		240,000	255,000
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		40,000	39,900
EP Energy LLC, 144A, 7.75%, 9/1/2022		30,000	31,050
Equinix, Inc., 7.0%, 7/15/2021		165,000	183,150
Federal Home Loan Mortgage Corp.:
"NI", Series 4020, Interest Only, 3.0%, 3/15/2027		866,123	86,593
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		1,247,102	125,485
"LI", Series 3838, Interest Only, 4.5%, 4/15/2022		2,195,500	202,455
4.5%, 6/1/2041		2,652,266	2,852,844
Federal National Mortgage Association:
2.5%, 5/1/2027 (b)		3,500,000	3,656,816
3.0%, 11/15/2027 (b)		1,000,000	1,000,683
3.5%, 12/1/2041 (b)		15,000,000	15,978,516
4.5%, 3/1/2023		430,542	467,492
4.5%, 5/1/2041		213,653	230,787
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025		3,326,484	377,736
First Data Corp.:
144A, 6.75%, 11/1/2020		115,000	115,000
144A, 7.375%, 6/15/2019		225,000	232,875
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		489,000	571,063
Fiserv, Inc., 3.5%, 10/1/2022		475,000	483,350
FMC Technologies, Inc., 3.45%, 10/1/2022		200,000	206,037
Ford Motor Credit Co., LLC:
4.25%, 9/20/2022		205,000	212,428
7.0%, 4/15/2015		1,175,000	1,307,187
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		720,000	733,103
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		145,000	155,150
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.875%, 1/31/2022		10,000	10,638
Frontier Communications Corp.:
7.125%, 1/15/2023		70,000	74,550
8.5%, 4/15/2020		325,000	375,375
General Electric Capital Corp., 2.9%, 1/9/2017		1,485,000	1,572,275
Gilead Sciences, Inc., 4.4%, 12/1/2021		445,000	514,393
Government National Mortgage Association:
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		4,910,998	566,337
"HX", Series 2012-91, 3.0%, 9/20/2040		478,983	511,328
3.0%, 6/1/2042 (b)		2,000,000	2,128,281
3.0%, 7/1/2042 (b)		1,000,000	1,065,078
3.5%, 8/20/2042		2,986,919	3,265,543
"CI", Series 2010-145, Interest Only, 4.0%, 11/20/2035		1,124,508	87,423
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036		1,760,677	187,751
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		3,665,587	451,343
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		1,805,128	277,483
"EI", Series 2010-134, Interest Only, 4.5%, 11/20/2039		2,348,226	376,196
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		2,032,314	282,195
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		2,922,775	354,863
"JI", Series 2010-67, Interest Only, 5.0%, 10/20/2033		1,848,142	170,742
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039		2,868,155	399,469
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,221,425	162,551
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,584,010	212,538
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		919,355	138,949
7.0% with various maturities from 1/15/2029 until 2/15/2029		68,233	78,783
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039		1,950,000	2,246,287
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		30,000	30,450
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		20,000	21,100
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		250,000	293,858
HCA, Inc.:
6.5%, 2/15/2020		270,000	298,350
7.5%, 2/15/2022		225,000	251,437
Hertz Corp., 6.75%, 4/15/2019		85,000	90,206
Hewlett-Packard Co., 3.3%, 12/9/2016		680,000	693,187
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		85,000	84,788
8.875%, 2/1/2018		175,000	176,750
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		20,000	21,400
7.625%, 6/15/2021		60,000	66,750
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		170,000	183,600
Huntsman International LLC, 8.625%, 3/15/2021		80,000	91,000
IMS Health, Inc., 144A, 6.0%, 11/1/2020		20,000	20,350
International Lease Finance Corp., 8.75%, 3/15/2017		140,000	163,471
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		135,000	139,387
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		20,000	19,675
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		190,000	205,063
"A4", Series 2007-C1, 5.716%, 2/15/2051		760,000	902,825
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		1,075,000	1,124,439
Kroger Co., 6.9%, 4/15/2038		500,000	666,433
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		175,000	186,037
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		690,000	819,865
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019		85,000	89,250
Level 3 Financing, Inc., 144A, 7.0%, 6/1/2020		185,000	188,237
Levi Strauss & Co., 7.625%, 5/15/2020 (d)		493,000	538,602
Linn Energy LLC, 144A, 6.25%, 11/1/2019		175,000	175,000
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043		400,000	527,844
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		580,000	637,411
Masco Corp., 6.125%, 10/3/2016		1,500,000	1,641,843
McKesson Corp., 4.75%, 3/1/2021		550,000	649,872
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		10,000	10,075
Mediacom LLC, 9.125%, 8/15/2019		100,000	110,750
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		205,000	220,375
MGM Resorts International:
144A, 6.75%, 10/1/2020		15,000	14,888
144A, 8.625%, 2/1/2019		120,000	129,750
9.0%, 3/15/2020		15,000	16,725
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		15,000	15,900
Morgan Stanley, 4.875%, 11/1/2022		500,000	505,465
MPM Escrow LLC, 144A, 8.875%, 10/15/2020		20,000	19,600
Mylan, Inc., 144A, 7.875%, 7/15/2020		10,000	11,288
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043		400,000	487,932
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021		340,000	358,247
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		180,000	191,700
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		10,000	9,950
Norcraft Companies LP, 10.5%, 12/15/2015		700,000	701,750
Nortek, Inc., 144A, 8.5%, 4/15/2021		15,000	16,050
NRG Energy, Inc., 8.25%, 9/1/2020		150,000	165,375
Oasis Petroleum, Inc., 6.5%, 11/1/2021		90,000	95,175
Old AII, Inc., 144A, 7.875%, 11/1/2020		5,000	4,975
Owens Corning, Inc., 4.2%, 12/15/2022		120,000	121,289
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		35,000	35,656
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		10,000	10,038
Pilgrim's Pride Corp., 7.875%, 12/15/2018		130,000	128,050
Plains Exploration & Production Co.:
6.75%, 2/1/2022		20,000	20,100
6.875%, 2/15/2023		40,000	39,950
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		15,000	15,750
PNC Mortgage Acceptance Corp., "J", Series 2000-C2, 144A, 6.22%, 10/12/2033		200,000	189,855
Polymer Group, Inc., 7.75%, 2/1/2019		75,000	80,250
PPL Capital Funding, Inc., 3.5%, 12/1/2022		280,000	287,508
Principal Financial Group, Inc., 3.3%, 9/15/2022		605,000	618,505
Quicksilver Resources, Inc., 11.75%, 1/1/2016		90,000	92,700
Reliance Holdings U.S.A., Inc., 144A, 4.5%, 10/19/2020		250,000	264,094
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		30,000	30,300
7.125%, 4/15/2019		310,000	330,150
Rite Aid Corp., 9.25%, 3/15/2020		10,000	10,225
SandRidge Energy, Inc., 7.5%, 3/15/2021		35,000	36,400
SBA Communications Corp., 144A, 5.625%, 10/1/2019		15,000	15,244
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		20,000	20,175
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		15,000	14,925
Smithfield Foods, Inc., 6.625%, 8/15/2022		35,000	36,663
Sotheby's, 144A, 5.25%, 10/1/2022		15,000	15,225
Sprint Nextel Corp.:
6.0%, 12/1/2016		295,000	317,125
8.375%, 8/15/2017		70,000	81,200
SunGard Data Systems, Inc., 144A, 6.625%, 11/1/2019 (b)		20,000	20,175
Swift Energy Co., 144A, 7.875%, 3/1/2022		20,000	20,800
Tenet Healthcare Corp., 6.25%, 11/1/2018		70,000	75,775
Tesoro Corp.:
4.25%, 10/1/2017		15,000	15,563
5.375%, 10/1/2022		10,000	10,425
TransDigm, Inc., 7.75%, 12/15/2018		25,000	27,563
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		20,000	19,950
tw telecom holdings, Inc., 144A, 5.375%, 10/1/2022		20,000	20,550
United Rentals North America, Inc., 6.125%, 6/15/2023		10,000	10,125
U.S. Treasury Bill, 0.13%**, 3/7/2013 (e)		500,000	499,772
U.S. Treasury Note, 1.625%, 8/15/2022 (d)		13,000,000	12,928,903
UR Merger Sub Corp.:
144A, 5.75%, 7/15/2018		25,000	26,875
144A, 7.625%, 4/15/2022		95,000	104,025
Windstream Corp.:
7.5%, 6/1/2022		15,000	15,900
7.5%, 4/1/2023		10,000	10,525
7.75%, 10/15/2020		385,000	414,837
WMG Acquisition Corp., 144A, 6.0%, 1/15/2021 (b)		10,000	10,025
Wolverine World Wide, Inc., 144A, 6.125%, 10/15/2020		10,000	10,413
Xerox Corp., 2.95%, 3/15/2017		257,000	264,807
(Cost $89,816,202)			92,364,565
Venezuela 0.3%
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017 (Cost $441,489)		500,000	448,750
Total Bonds (Cost $141,978,609)			148,740,628

Loan Participations and Assignments 1.8%
Russia
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		500,000	501,250
Gazprom OAO, REG S, 6.51%, 3/7/2022		530,000	624,075
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		100,000	119,230
RZD Capital Ltd., 5.739%, 4/3/2017		250,000	277,500
Sberbank of Russia, 144A, 6.125%, 2/7/2022		250,000	279,757
Severstal OAO, 144A, 5.9%, 10/17/2022		250,000	248,188
VTB Bank OJSC:
144A, 6.0%, 4/12/2017		500,000	521,875
144A, 6.95%, 10/17/2022		400,000	413,180
Total Loan Participations and Assignments (Cost $2,859,505)			2,985,055

Preferred Security 0.0%
United States
Citigroup, Inc., 5.95%, 1/30/2023 (c) (Cost $40,000)		40,000	41,225

	Shares	Value ($)

Preferred Stock 0.0%
United States
Ally Financial, Inc., 144A, 7.0% (Cost $9,688)	10	9,637

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future, Expiration Date 11/23/2012, Strike Price $134.0 (Cost $1,964)	5	1,406

	Shares	Value ($)

Securities Lending Collateral 8.5%
Daily Assets Fund Institutional, 0.21% (f) (g) (Cost $13,543,053)	13,543,053	13,543,053

Cash Equivalents 12.8%
Central Cash Management Fund, 0.18% (f) (Cost $20,476,782)	20,476,782	20,476,782

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $178,909,601)†	116.2	185,797,786
Other Assets and Liabilities, Net	(16.2)	(25,957,228)
Net Assets	100.0	159,840,558

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2012.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $179,744,181. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $6,053,605. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,601,709 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,548,104.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) Date shown is call date; not a maturity date for the perpetual preferred securities.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $13,255,552, which is 8.3% of net assets.

(e) At October 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	CAD	12/18/2012	11	1,509,657	10,626
10 Year U.S. Treasury Note	USD	12/19/2012	252	33,523,875	54,990
Ultra Long U.S. Treasury Bond	USD	12/19/2012	3	495,281	7,587
United Kingdom Long Gilt Bond	GBP	12/27/2012	8	1,538,097	10,830
Total unrealized appreciation					84,033

At October 31, 2012, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (h)
Call Options 10 Year U.S. Treasury Note Future	5	5/9/2016	135.0	1,942	(391)

(h) Unrealized appreciation on written options on exchange-traded futures contracts at October 31, 2012 was $1,551.

At October 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,550,068	NZD	1,900,000	11/2/2012	12,287	Barclays Bank PLC
NZD	1,900,000	USD	1,572,153	11/2/2012	9,798	BNP Paribas SA
USD	795,138	ZAR	7,000,000	11/9/2012	11,105	Barclays Bank PLC
JPY	120,000,000	USD	1,515,668	11/20/2012	12,229	Barclays Bank PLC
USD	15,589,793	NZD	19,096,830	11/21/2012	96,469	UBS AG
USD	9,748,044	GBP	6,075,213	11/21/2012	55,193	UBS AG
USD	5,854,384	AUD	5,716,273	11/21/2012	70,484	UBS AG
USD	5,855,112	TRY	10,649,570	11/21/2012	70,658	UBS AG
USD	5,860,833	HUF	1,284,899,719	11/21/2012	3,379	UBS AG
USD	5,840,084	BRL	11,942,972	11/21/2012	27,093	UBS AG
CZK	112,826,434	USD	5,851,629	11/21/2012	22,482	UBS AG
JPY	1,216,959,049	USD	15,493,702	11/21/2012	247,037	UBS AG
EUR	1,000,000	TRY	2,352,000	11/30/2012	10,196	Barclays Bank PLC
Total unrealized appreciation					648,410

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
ZAR	7,000,000	USD	802,568	11/9/2012	(3,675)	Barclays Bank PLC
EUR	192,500	USD	249,033	11/16/2012	(506)	JPMorgan Chase Securities, Inc.
USD	1,516,030	JPY	120,000,000	11/20/2012	(12,591)	Barclays Bank PLC
USD	9,749,775	CAD	9,540,506	11/21/2012	(201,153)	UBS AG
NOK	55,799,977	USD	9,763,907	11/21/2012	(16,675)	UBS AG
CHF	23,725,333	USD	25,396,472	11/21/2012	(86,239)	UBS AG
EUR	4,523,862	USD	5,852,136	11/21/2012	(12,436)	UBS AG
USD	1,611,500	CAD	1,600,000	11/26/2012	(10,386)	BNP Paribas SA
USD	2,388,486	JPY	190,000,000	11/26/2012	(7,924)	JPMorgan Chase Securities, Inc.
JPY	130,000,000	USD	1,628,669	11/26/2012	(137)	Nomura International PLC
JPY	60,000,000	USD	747,775	11/26/2012	(3,981)	JPMorgan Chase Securities, Inc.
CAD	1,600,000	USD	1,597,304	11/26/2012	(3,810)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(359,513)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Dollar
CAD Canadian Dollar
CHF Swiss Franc
CZK Czech Koruna
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Bonds	$—	$148,740,628	$—	$148,740,628
Loan Participations and Assignments	—	2,985,055	—	2,985,055
Preferred Security	—	41,225	—	41,225
Preferred Stock	—	9,637	—	9,637
Short-Term Investments (i)	34,019,835	—	—	34,019,835
Derivatives (j)
Purchased Options	1,406	—	—	1,406
Futures Contracts	84,033	—	—	84,033
Forward Foreign Currency Exchange Contracts	—	648,410	—	648,410
Total	$34,105,274	$152,424,955	$—	$186,530,229
Liabilities
Derivatives (j)
Written Options	$(391)	$—	$—	$(391)
Forward Foreign Currency Exchange Contracts	—	(359,513)	—	(359,513)
Total	$(391)	$(359,513)	$—	$(359,904)

There have been no transfers between fair value measurement levels during the year ended October 31, 2012.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $144,889,766) — including $13,255,552 of securities loaned	$151,777,951
Investment in Daily Assets Fund Institutional (cost $13,543,053)*	13,543,053
Investment in Central Cash Management Fund (cost $20,476,782)	20,476,782
Total investments in securities, at value (cost $178,909,601)	185,797,786
Cash	476,391
Foreign currency, at value (cost $9,960,601)	9,952,801
Deposit with broker for futures contracts	432,976
Receivable for investments sold	5,813,489
Receivable for Fund shares sold	16,916
Dividends receivable	175
Interest receivable	1,263,231
Receivable for variation margin on futures contracts	107,765
Unrealized appreciation on forward foreign currency exchange contracts	648,410
Foreign taxes recoverable	8,541
Other assets	16,160
Total assets	204,534,641
Liabilities
Payable upon return of securities loaned	13,543,053
Payable for investments purchased	6,342,105
Payable for investments purchased — when-issued/delayed delivery securities	23,957,036
Payable for Fund shares redeemed	239,593
Options written, at value (premium received $1,942)	391
Unrealized depreciation on forward foreign currency exchange contracts	359,513
Accrued management fee	55,403
Accrued Directors' fee	1,906
Other accrued expenses and payables	195,083
Total liabilities	44,694,083
Net assets, at value	$159,840,558

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Assets Consist of
Undistributed net investment income	1,673,021
Net unrealized appreciation (depreciation) on: Investments	6,888,185
Futures	84,033
Foreign currency	284,946
Written options	1,551
Accumulated net realized gain (loss)	1,606,942
Paid-in capital	149,301,880
Net assets, at value	$159,840,558
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($28,849,007 ÷ 2,767,941 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.42
Maximum offering price per share (100 ÷ 95.50 of $10.42)	$10.91
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($938,121 ÷ 89,914 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.43
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,623,498 ÷ 443,513 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$10.42
Class S Net Asset Value, offering and redemption price(a) per share ($125,429,932 ÷ 12,042,694 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$10.42

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Interest	$5,498,995
Income distributions — Central Cash Management Fund	13,420
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,766
Total income	5,531,181
Expenses: Management fee	668,840
Administration fee	163,132
Services to shareholders	248,648
Distribution and service fees	139,352
Custodian fee	45,656
Audit and tax fees	90,693
Legal fees	13,559
Reports to shareholders	53,933
Registration fees	53,968
Directors' fees and expenses	9,133
Other	46,210
Total expenses before expense reductions	1,533,124
Expense reductions	(3,320)
Total expenses after expense reductions	1,529,804
Net investment income	4,001,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	12,518,018
Swap contracts	(60,125)
Futures	(45,726)
Written options	869
Foreign currency	(5,640,264)
6,772,772
Change in net unrealized appreciation (depreciation) on: Investments	(5,209,601)
Futures	5,021
Written options	1,551
Foreign currency	1,254,424
(3,948,605)
Net gain (loss)	2,824,167
Net increase (decrease) in net assets resulting from operations	$6,825,544

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$4,001,377	$5,322,773
Net realized gain (loss)	6,772,772	(3,657,468)
Change in net unrealized appreciation (depreciation)	(3,948,605)	(6,530,314)
Net increase (decrease) in net assets resulting from operations	6,825,544	(4,865,009)
Distributions to shareholders from: Net investment income: Class A	(645,129)	(829,695)
Class B	(13,834)	(25,042)
Class C	(71,233)	(116,256)
Class S	(2,972,607)	(3,222,175)
Net realized gains: Class A	—	(128,720)
Class B	—	(5,747)
Class C	—	(25,655)
Class S	—	(419,431)
Return of capital: Class A	—	(279,894)
Class B	—	(8,448)
Class C	—	(39,219)
Class S	—	(1,086,988)
Total distributions	(3,702,803)	(6,187,270)
Fund share transactions: Proceeds from shares sold	37,470,027	76,641,505
Reinvestment of distributions	3,364,580	5,493,679
Payments for shares redeemed	(62,622,154)	(53,636,114)
Redemption fees	1,231	3,524
Net increase (decrease) in net assets from Fund share transactions	(21,786,316)	28,502,594
Increase (decrease) in net assets	(18,663,575)	17,450,315
Net assets at beginning of period	178,504,133	161,053,818
Net assets at end of period (including undistributed net investment income of $1,673,021 and $520,195, respectively)	$159,840,558	$178,504,133

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.19		$10.86	$10.55	$9.72	$9.97
Income (loss) from investment operations: Net investment incomea	.23		.30	.29	.25	.23
Net realized and unrealized gain (loss)	.21		(.61)	.38	1.36	(.23)
Total from investment operations	.44		(.31)	.67	1.61	(.00	)*
Less distributions from: Net investment income	(.21)		(.24)	(.36)	(.30)	(.25)
Net realized gains	—		(.04)	—	(.48)	—
Return of capital	—		(.08)	—	—	—
Total distributions	(.21)		(.36)	(.36)	(.78)	(.25)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$10.42		$10.19	$10.86	$10.55	$9.72
Total Return (%)b	4.41	c	(2.97)	6.53	17.47	(.07	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29		35	39	38	32
Ratio of expenses before expense reductions (%)	1.14		1.12	1.16	1.21	1.43
Ratio of expenses after expense reductions (%)	1.13		1.12	1.16	1.21	1.27
Ratio of net investment income (%)	2.25		2.83	2.83	2.53	2.27
Portfolio turnover rate (%)	395		197	162	163	146
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2012		2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$10.20		$10.87	$10.56	$9.72		$9.97
Income (loss) from investment operations: Net investment incomea	.15		.21	.21	.17		.15
Net realized and unrealized gain (loss)	.21		(.61)	.37	1.38		(.23)
Total from investment operations	.36		(.40)	.58	1.55		(.08)
Less distributions from: Net investment income	(.13)		(.15)	(.27)	(.23)		(.17)
Net realized gains	—		(.04)	—	(.48)		—
Return of capital	—		(.08)	—	—		—
Total distributions	(.13)		(.27)	(.27)	(.71)		(.17)
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$10.43		$10.20	$10.87	$10.56		$9.72
Total Return (%)b	3.58	c	(3.78)	5.66	16.56	c	(.72	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	2	2		3
Ratio of expenses before expense reductions (%)	1.93		1.91	1.99	2.06		2.24
Ratio of expenses after expense reductions (%)	1.89		1.91	1.99	2.01		2.02
Ratio of net investment income (%)	1.50		2.04	2.00	1.73		1.52
Portfolio turnover rate (%)	395		197	162	163		146
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.19		$10.86	$10.55	$9.72	$9.97
Income (loss) from investment operations: Net investment incomea	.15		.22	.22	.18	.15
Net realized and unrealized gain (loss)	.22		(.61)	.37	1.36	(.23)
Total from investment operations	.37		(.39)	.59	1.54	(.08)
Less distributions from: Net investment income	(.14)		(.16)	(.28)	(.23)	(.17)
Net realized gains	—		(.04)	—	(.48)	—
Return of capital	—		(.08)	—	—	—
Total distributions	(.14)		(.28)	(.28)	(.71)	(.17)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$10.42		$10.19	$10.86	$10.55	$9.72
Total Return (%)b	3.74	c	(3.69)	5.74	16.60	(.82	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		6	8	7	6
Ratio of expenses before expense reductions (%)	1.87		1.86	1.90	1.95	2.15
Ratio of expenses after expense reductions (%)	1.87		1.86	1.90	1.95	2.02
Ratio of net investment income (%)	1.52		2.09	2.09	1.79	1.52
Portfolio turnover rate (%)	395		197	162	163	146
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.18		$10.85	$10.55	$9.71	$9.96
Income (loss) from investment operations: Net investment incomea	.26		.33	.32	.28	.26
Net realized and unrealized gain (loss)	.22		(.62)	.37	1.37	(.23)
Total from investment operations	.48		(.29)	.69	1.65	.03
Less distributions from: Net investment income	(.24)		(.26)	(.39)	(.33)	(.28)
Net realized gains	—		(.04)	—	(.48)	—
Return of capital	—		(.08)	—	—	—
Total distributions	(.24)		(.38)	(.39)	(.81)	(.28)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$10.42		$10.18	$10.85	$10.55	$9.71
Total Return (%)	4.81	b	(2.72)	6.73	17.90	.17	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125		136	112	128	105
Ratio of expenses before expense reductions (%)	.84		.84	.90	.91	1.17
Ratio of expenses after expense reductions (%)	.84		.84	.90	.91	1.02
Ratio of net investment income (%)	2.55		3.11	3.09	2.83	2.52
Portfolio turnover rate (%)	395		197	162	163	146
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,961,918
Undistributed long-term capital gains	$2,515,925
Unrealized appreciation (depreciation) on investments	$6,053,605

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$3,702,803	$4,772,722
Return of capital distributions	$—	$1,414,549

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended October 31, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There are no open swap contracts as of October 31, 2012. For the year ended October 31, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $33,100,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $5,400,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2012, the Fund entered into futures contracts as a hedge against anticipated interest rate or currency market changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,578,000 to $37,067,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $41,898,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2012, the Fund entered into options on interest rate futures in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in written options contracts had a total value generally indicative of a range from $0 to approximately $2,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $2,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $70,471,000 to $109,260,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $66,359,000 to $118,794,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $1,574,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$1,406	$—	$84,033	$85,439
Foreign Exchange Contracts (c)	—	648,410	—	648,410
	$1,406	$648,410	$84,033	$733,849

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options)

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Total
Interest Rate Contracts (a)	$(391)	$—	$(391)
Foreign Exchange Contracts (b)	—	(359,513)	(359,513)
	$(391)	$(359,513)	$(359,904)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$869	$—	$—	$(99,147)	$(98,278)
Credit Contracts (b)	—	—	(60,125)	—	(60,125)
Foreign Exchange Contracts (c)	—	(5,785,153)	—	53,421	(5,731,732)
	$869	$(5,785,153)	$(60,125)	$(45,726)	$(5,890,135)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options and futures, respectively

(b) Net realized gain (loss) from swap contracts

(c) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(558)	$1,551	$—	$5,021	$6,014
Foreign Exchange Contracts (b)	—	—	1,213,710	—	1,213,710
	$(558)	$1,551	$1,213,710	$5,021	$1,219,724

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $641,317,646 and $682,477,041, respectively. Purchases and sales of U.S. Treasury obligations aggregated $35,392,049 and $41,229,565, respectively.

For the year ended October 31, 2012, transactions for written options on futures were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	10	3,884
Options closed	(5)	(1,942)
Options expired	—	—
Outstanding, end of period	5	$1,942

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2011 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.89%.

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.03%
Class B	1.78%
Class C	1.78%
Class S	.78%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $163,132, of which $13,513 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2012
Class A	$33,892	$1,006	$4,403
Class B	1,079	472	88
Class C	3,930	147	507
Class S	105,882	1,695	15,000
	$144,783	$3,320	$19,998

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$8,077	$599
Class C	39,902	3,021
	$47,979	$3,620

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$75,520	$12,017	.24%
Class B	2,677	414	.25%
Class C	13,176	1,986	.25%
	$91,373	$14,417

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012, aggregated $1,701.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and Class C shares was $1,506 and $1,278, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $1,233 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,129, of which $8,456 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	312,041	$3,154,100	845,040	$8,893,144
Class B	3,143	31,736	17,837	188,117
Class C	65,477	664,740	175,273	1,841,852
Class S	3,303,478	33,619,451	6,218,027	65,718,392
		$37,470,027		$76,641,505
Shares issued to shareholders in reinvestment of distributions
Class A	58,692	$592,997	107,133	$1,120,087
Class B	855	8,646	2,619	27,403
Class C	4,851	49,008	12,055	126,091
Class S	268,708	2,713,929	404,050	4,220,098
		$3,364,580		$5,493,679
Shares redeemed
Class A	(1,004,009)	$(10,155,220)	(1,134,823)	$(11,922,341)
Class B	(46,187)	(465,918)	(53,350)	(562,231)
Class C	(238,047)	(2,413,811)	(315,353)	(3,321,964)
Class S	(4,914,342)	(49,587,205)	(3,583,381)	(37,829,578)
		$(62,622,154)		$(53,636,114)
Redemption fees		$1,231		$3,524
Net increase (decrease)
Class A	(633,276)	$(6,407,838)	(182,650)	$(1,908,355)
Class B	(42,189)	(425,536)	(32,894)	(346,679)
Class C	(167,719)	(1,700,063)	(128,025)	(1,353,874)
Class S	(1,342,156)	(13,252,879)	3,038,696	32,111,502
		$(21,786,316)		$28,502,594

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Enhanced Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Global Bond Fund (the "Fund") at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,041.20	$1,037.10	$1,037.30	$1,042.70
Expenses Paid per $1,000*	$5.80	$9.58	$9.58	$4.42
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,019.46	$1,015.74	$1,015.74	$1,020.81
Expenses Paid per $1,000*	$5.74	$9.48	$9.48	$4.37

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Enhanced Global Bond Fund	1.13%	1.87%	1.87%	.86%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,767,000 as capital gain dividends for its year ended October 31, 2012, of which 100% represents 15% rate gains.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of DWS Enhanced Global Bond Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Directors were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that DWS agreed to reduce the Fund's contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DEGBF-2
(R-024960-3 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED GLOBAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$82,606	$0	$0	$0
2011	$78,744	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012